                                                                    Exhibit 10.1

                               PURCHASE AGREEMENT

              This purchase agreement (this "Agreement"), dated as of September 5, 2003, is between T. ROWE PRICE ASSOCIATES, INC. (the "Purchaser") and XM Satellite Radio Holdings Inc. (the "Seller").

              WHEREAS, the Purchaser, on behalf of certain of its clients over whose accounts the Purchaser has investment discretion (each such client a "Participating Client"), desires to purchase from Seller, and Seller desires to issue and sell to Purchaser, 4,000,000 shares of its common stock, par value $0.01 per share (the "Shares").

              NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

              1. Purchase and Sale. Subject to the terms and conditions hereof, the Purchaser hereby agrees to purchase from Seller, and Seller agrees to issue and to sell to Purchaser, the Shares at a price per share of $13.25 for an aggregate purchase amount of Fifty Three Million Dollars ($53,000,000) (the "Purchase Price").

              2. Representations and Warranties of Purchaser. The Purchaser represents and warrants that:

              (a) Due Authorization. The Purchaser is duly authorized to purchase the Shares on behalf of each Participating Client. This Agreement has been duly authorized, executed and delivered by the Purchaser and constitutes a legal, valid and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms except as may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors, (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law and the discretion of the court before which any proceeding therefore may be brought and a requirement that an effective prospectus be delivered prior to closing.

              3. Representations and Warranties of Seller. Seller represents, warrants and agrees that:

              (a) Due Authorization. This Agreement has been duly authorized, executed and delivered by Seller and constitutes a legal, valid and binding agreement of Seller, enforceable against Seller in accordance with its terms except as may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors or (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law and the discretion of the court before which any proceeding therefore may be brought. No approvals or other authorizations are required in connection with the Agreement and the issuance of the Shares, other than approvals which have been obtained.

              (b) Organization and Authority. Seller has been duly organized and is validly existing in good standing under the laws of the State of Delaware, with full power and authority to own or lease and occupy its properties and conduct its business as described in the Prospectus (including the documents incorporated therein by reference).

              (c) Issuance of the Shares. The Shares have been duly and validly authorized, and, when issued and delivered pursuant to this Agreement, will be fully paid and nonassessable, free of restrictions upon transferability under federal and state securities laws, and will be listed, subject to notice of issuance, on the Nasdaq National Market effective as of the Closing (as defined in Paragraph 5 of this Agreement).

              (d) Absence of Conflicts. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein do not and will not result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Seller.

              (e) Effective Registration Statement. There is an effective registration statement (File No. 333-89132) filed under the Securities Act of 1933 relating to the Shares and seller will deliver a prospectus prior to closing and such documents will be filed with the Securities and Exchange Commission as required under federal securities laws.

              4. Conditions to Obligations of the Parties. The obligations of the parties hereto to effect the transactions contemplated by this Agreement shall be subject to each of the representations and warranties of the parties hereto, which shall be true and correct in all respects.

              5. Closing. The transactions contemplated hereby shall be consummated on Wednesday, September 10, 2003 (such time and date of payment and delivery being herein called the "Closing") and the Shares will be issued in electronic book entry form on a delivery versus payment basis via the DTC DWAC System.

              6. Governing Law. This Agreement shall be construed in accordance with and governed by the substantive laws of the State of New York.

              7. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only in a writing that is executed by each of the parties hereto.

              8. Counterparts. This Agreement may be executed in separate counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one and the same instrument.

       IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first set forth above.


                                   XM SATELLITE RADIO HOLDINGS INC.

                                   By: /s/ Joseph M. Titlebaum
                                      ----------------------------------------

                                   Name:   Joseph M. Titlebaum
                                   Title:  Executive Vice President, General
                                             Counsel and Secretary



                                   T. ROWE PRICE ASSOCIATES, INC., on behalf of the Participating Clients



                                   By: /s/ Andrew M. Brooks
                                      ----------------------------------------
                                   Name:   Andrew M. Brooks
                                   Title:  Vice President

                               PURCHASE AGREEMENT

              This purchase agreement (this "Agreement"), dated as of September 5, 2003, is between Legg Mason Capital Management, Inc. (the "Purchaser") and XM Satellite Radio Holdings Inc. (the "Seller").

              WHEREAS, the Purchaser, on behalf of certain of its clients over whose accounts the Purchaser has investment discretion (each such client a "Participating Client"), desires to purchase from Seller, and Seller desires to issue and sell to Purchaser, 355,000 shares of its common stock, par value $0.01 per share (the "Shares").

              NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

              1. Purchase and Sale. Subject to the terms and conditions hereof, the Purchaser hereby agrees to purchase from Seller, and Seller agrees to issue and to sell to Purchaser, the Shares at a price per share of $13.25 for an aggregate purchase amount of four million seven hundred three thousand seven hundred fifty dollars ($4,703,750) (the "Purchase Price").

              2. Representations and Warranties of Purchaser. The Purchaser represents and warrants that:

              (a) Due Authorization. The Purchaser is duly authorized to purchase the Shares on behalf of each Participating Client. This Agreement has been duly authorized, executed and delivered by the Purchaser and constitutes a legal, valid and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms except as may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors, (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law and the discretion of the court before which any proceeding therefore may be brought and a requirement that an effective prospectus be delivered prior to closing.

              3. Representations and Warranties of Seller. Seller represents, warrants and agrees that:

              (a) Due Authorization. This Agreement has been duly authorized, executed and delivered by Seller and constitutes a legal, valid and binding agreement of Seller, enforceable against Seller in accordance with its terms except as may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors or (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law and the discretion of the court before which any proceeding therefore may be brought. No approvals or other authorizations are required in connection with the Agreement and the issuance of the Shares, other than approvals which have been obtained.

              (b) Organization and Authority. Seller has been duly organized and is validly existing in good standing under the laws of the State of Delaware, with full power and authority to own or lease and occupy its properties and conduct its business as described in the Prospectus (including the documents incorporated therein by reference).

              (c) Issuance of the Shares. The Shares have been duly and validly authorized, and, when issued and delivered pursuant to this Agreement, will be fully paid and nonassessable free of restrictions upon transferability under federal and state securities laws, and will be listed, subject to notice of issuance, on the Nasdaq National Market effective as of the Closing (as defined in Paragraph 5 of this Agreement).

              (d) Absence of Conflicts. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein do not and will not result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Seller.

              (e) Effective Registration Statement. There is an effective registration statement (File No. 333-89132) filed under the Securities Act of 1933 relating to the Shares and seller will deliver a prospectus prior to closing and such documents will be filed with the Securities and Exchange Commission as required under federal securities laws.

              4. Conditions to Obligations of the Parties. The obligations of the parties hereto to effect the transactions contemplated by this Agreement shall be subject to each of the representations and warranties of the parties hereto, which shall be true and correct in all respects.

              5. Closing. The transactions contemplated hereby shall be consummated on Wednesday, September 10, 2003 (such time and date of payment and delivery being herein called the "Closing") and the Shares will be issued in electronic book entry form on a delivery versus payment basis via the DTC DWAC System.

              6. Governing Law. This Agreement shall be construed in accordance with and governed by the substantive laws of the State of New York.

              7. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only in a writing that is executed by each of the parties hereto.

              8. Counterparts. This Agreement may be executed in separate counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one and the same instrument.

       IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first set forth above.


                                   XM SATELLITE RADIO HOLDINGS INC.

                                   By: /s/ Joseph M. Titlebaum
                                      ----------------------------------------

                                   Name: Joseph M. Titlebaum

                                   Title: Executive Vice President,
                                          General Counsel and Secretary


                                   By: /s/ Andrew J. Bowden
                                      ------------------------------------

                                   Name: Andrew J. Bowden

                                   Title: Senior VP and COO

                                   Company: Legg Mason Funds Management, Inc.
                                            ---------------------------------

                               PURCHASE AGREEMENT

                  This purchase agreement (this "Agreement"), dated as of September 5, 2003, is between Legg Mason Funds Management, Inc. (the "Purchaser") and XM Satellite Radio Holdings Inc. (the "Seller").

                  WHEREAS, the Purchaser, on behalf of certain of its clients over whose accounts the Purchaser has investment discretion (each such client a "Participating Client"), desires to purchase from Seller, and Seller desires to issue and sell to Purchaser, 6,965,755 shares of its common stock, par value $0.01 per share (the "Shares").

                  NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

                  1. Purchase and Sale. Subject to the terms and conditions hereof, the Purchaser hereby agrees to purchase from Seller, and Seller agrees to issue and to sell to Purchaser, the Shares at a price per share of $13.25 for an aggregate purchase amount of ninety two million, two hundred ninety six thousand eight hundred fifty dollars ($92,296,250) (the "Purchase Price").

                  2. Representations and Warranties of Purchaser. The Purchaser represents and warrants that:

                  (a) Due Authorization. The Purchaser is duly authorized to purchase the Shares on behalf of each Participating Client. This Agreement has been duly authorized, executed and delivered by the Purchaser and constitutes a legal, valid and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms except as may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors, (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law and the discretion of the court before which any proceeding therefore may be brought and a requirement that an effective prospectus be delivered prior to closing.

                  3. Representations and Warranties of Seller. Seller represents, warrants and agrees that:

                  (a) Due Authorization. This Agreement has been duly authorized, executed and delivered by Seller and constitutes a legal, valid and binding agreement of Seller, enforceable against Seller in accordance with its terms except as may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors or
         (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law and the discretion of the court before which any proceeding therefore may be brought. No approvals or other authorizations are required in connection with the Agreement and the issuance of the Shares, other than approvals which have been obtained.

                  (b) Organization and Authority. Seller has been duly organized and is validly existing in good standing under the laws of the State of Delaware, with full power and authority to own or lease and occupy its properties and conduct its business as described in the Prospectus (including the documents incorporated therein by reference).

                  (c) Issuance of the Shares. The Shares have been duly and validly authorized, and, when issued and delivered pursuant to this Agreement, will be fully paid and nonassessable, free of restrictions upon transferability under federal and state securities laws, and will be listed, subject to notice of issuance, on the Nasdaq National Market effective as of the Closing (as defined in Paragraph 5 of this Agreement).

                  (d) Absence of Conflicts. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein do not and will not result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Seller.

                  (e) Effective Registration Statement. There is an effective registration statement (File No. 333-89132) filed under the Securities Act of 1933 relating to the Shares and seller will deliver a prospectus prior to closing and such documents will be filed with the Securities and Exchange Commission as required under federal securities laws.

                  4. Conditions to Obligations of the Parties. The obligations of the parties hereto to effect the transactions contemplated by this Agreement shall be subject to each of the representations and warranties of the parties hereto, which shall be true and correct in all respects.

                  5. Closing. The transactions contemplated hereby shall be consummated on Wednesday, September 10, 2003 (such time and date of payment and delivery being herein called the "Closing") and the Shares will be issued in electronic book entry form on a delivery versus payment basis via the DTC DWAC System.

                  6. Governing Law. This Agreement shall be construed in accordance with and governed by the substantive laws of the State of New York.

                  7. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only in a writing that is executed by each of the parties hereto.

         8. Counterparts. This Agreement may be executed in separate counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first set forth above.

                                             XM SATELLITE RADIO HOLDINGS INC.

                                   By: /s/ Joseph M. Titlebaum
                                      ------------------------------------

                                   Name: Joseph M. Titlebaum

                                   Title: Executive Vice President,
                                          General Councel and Secretary

                                   By: /s/ William H. Miller, III
                                      ----------------------------------------

                                   Name: William H. Miller, III

                                   Title: CEO

                                   Company: Legg Mason Capital Management, Inc.